Exhibit 99.1

Contact: Darren Daugherty Director, Investor Relations (281) 492-5370

Diamond Offshore Announces First Quarter 2014 Results

HOUSTON, April 24, 2014 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported net income for the first quarter of 2014 of $146 million, or $1.05 per share, compared with net income of $176 million, or $1.27 per share, in the same period a year earlier. Results for the quarter benefited from a $17 million, or $0.12 per share, credit to tax expense related to a settlement of certain disputes with Egyptian tax authorities. Revenues in the first quarter of 2014 were $709 million, compared with revenues of $730 million in the prior-year quarter.

“I am pleased to begin my tenure at Diamond Offshore with very solid first quarter results,” said Marc Edwards, President and Chief Executive Officer. “Diamond Offshore has added new capacity and upgraded its fleet while maintaining the highest credit rating and strongest balance sheet amongst its peers. This places us in a strong position to navigate through any downturn, and take advantage of strategic opportunities that may materialize. We remain focused on delivering superior financial performance and providing sector-leading shareholder returns.”

At March 31, 2014, Diamond Offshore had 137,170,137 shares of common stock outstanding. During the three months ended March 31, 2014, the Company purchased 1,865,311 shares of its common stock at an aggregate cost of $86.4 million. From April 1, 2014 to April 23, 2014 the Company repurchased an additional 30,250 shares of its common stock at an aggregate cost of $1.4 million.

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s earnings results has been scheduled for 9:00 a.m. CDT today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 800-247-9979 or 973-321-1100, for international callers. The conference ID number is 25367618. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore is a leader in offshore drilling, providing contract drilling services to the energy industry around the globe with a total fleet of 45 offshore drilling rigs, including five rigs under construction. Diamond Offshore’s fleet consists of 33 semisubmersibles, two of which are under construction, five dynamically positioned drillships, three of which are under construction, and seven jack-ups. Additional information about the Company and access to the Company’s SEC filings are available at www.diamondoffshore.com. Diamond Offshore is owned 51% by Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such statements include, but are not limited to, statements concerning strategic opportunities and future performance, shareholder returns, financial performance and market conditions. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Revenues:
Contract drilling	$685,308	$699,973
Revenues related to reimbursable expenses	24,116	29,768

Total revenues	709,424	729,741

Operating expenses:
Contract drilling, excluding depreciation	369,790	375,094
Reimbursable expenses	23,666	29,289
Depreciation	107,011	96,821
General and administrative	22,827	16,815
Gain on disposition of assets	(147)	(2,004)

Total operating expenses	523,147	516,015

Operating income	186,277	213,726
Other income (expense):
Interest income	408	617
Interest expense	(18,155)	(8,069)
Foreign currency transaction gain (loss)	(1,178)	159
Other, net	327	(254)

Income before income tax expense	167,679	206,179
Income tax expense	(21,869)	(30,190)

Net income	$145,810	$175,989

Income per share	$1.05	$1.27

Weighted average shares outstanding:
Shares of common stock	138,469	139,032
Dilutive potential shares of common stock	4	49

Total weighted average shares outstanding	138,473	139,081

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2014	2013	2013
REVENUES
Floaters:
Ultra-Deepwater	$205,794	$236,842	$191,357
Deepwater	146,559	121,222	164,420
Mid-Water	285,979	306,485	305,221

Total Floaters	638,332	664,549	660,998
Jack-ups	46,976	43,423	38,975

Total Contract Drilling Revenue	$685,308	$707,972	$699,973

Revenues Related to Reimbursable Expenses	$24,116	$18,525	$29,768

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$123,530	$135,153	$135,776
Deepwater	71,949	76,649	56,436
Mid-Water	134,046	156,075	143,647

Total Floaters	329,525	367,877	335,859
Jack-ups	28,029	29,349	29,667
Other	12,236	11,681	9,568

Total Contract Drilling Expense	$369,790	$408,907	$375,094

Reimbursable Expenses	$23,666	$17,969	$29,289

OPERATING INCOME
Floaters:
Ultra-Deepwater	$82,264	$101,689	$55,581
Deepwater	74,610	44,573	107,984
Mid-Water	151,933	150,410	161,574

Total Floaters	308,807	296,672	325,139
Jack-ups	18,947	14,074	9,308
Other	(12,236)	(11,681)	(9,568)
Reimbursable expenses, net	450	556	479
Depreciation	(107,011)	(96,985)	(96,821)
General and administrative expense	(22,827)	(16,298)	(16,815)
Bad debt recovery	—	50	—
Gain on disposition of assets	147	1,281	2,004

Total Operating Income	$186,277	$187,669	$213,726

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$420,140	$347,011
Marketable securities	1,175,135	1,750,053
Accounts receivable, net of allowance for bad debts	416,177	469,355
Prepaid expenses and other current assets	146,510	143,997
Assets held for sale	7,694	7,694

Total current assets	2,165,656	2,718,110
Drilling and other property and equipment, net of accumulated depreciation	5,954,496	5,467,227
Other assets	207,835	206,097

Total assets	$8,327,987	$8,391,434

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt	$249,973	$249,954
Other current liabilities	504,487	495,628
Long-term debt	2,244,262	2,244,189
Deferred tax liability	531,988	525,541
Other liabilities	219,186	238,864
Stockholders’ equity	4,578,091	4,637,258

Total liabilities and stockholders’ equity	$8,327,987	$8,391,434

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATES AND UTILIZATION

(Dayrate in thousands)

	First Quarter		Fourth Quarter (a)		First Quarter
	2014		2013		2013
	Dayrate	Utilization	Dayrate	Utilization	Dayrate	Utilization
Ultra-Deepwater Floaters	$387	66%	$350	91%	$360	73%
Deepwater Floaters	$418	64%	$402	65%	$389	94%
Mid-Water Floaters	$276	64%	$277	66%	$262	64%
Jack-Ups	$93	79%	$87	76%	$85	71%

(a)	Dayrate and utilization calculations include revenue earning days for which revenue was not recognized pursuant to GAAP. By rig category, these are 82 days in Q4 for ultra-deepwater floaters and 42 days in Q4 for mid-water floaters.